EXHIBIT 32.2

Certification Pursuant To
18 U.S.C. Section 1350,
As Adopted Pursuant To
Section 906 Of The Sarbanes-Oxley Act Of 2002

In connection with the Annual Report of Guangzhou Global Telecom,, Inc. (the "Company") on Form 10-KSB for the twelve months ending December 31, 2006 as filed with the Securities and Exchange Commission (the "Report"), I, Hu Zhihan, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition of the Company as of the dates presented and the results of operations of the Company.

 /s/ Hu Zhihan
Hu Zhihan
Chief Financial Officer

Dated: April 16, 2007